EXHIBIT 99.2

COUNTERPART SIGNATURE PAGE TO
STOCKHOLDERS AGREEMENT DATED JUNE 30, 2006

The undersigned, Dunham Trust Company, as Trustee, hereby executes this Counterpart Signature Page to the Stockholders Agreement (the “Agreement”) dated as of June 30, 2006 among Edward J. Shoen, individually and as Trustee of the MVS 028 Trust, Mark V. Shoen, individually and as Trustee of the EJS 028 Trust, James P. Shoen, individually, JPS Partners, Ltd., Rosemarie T. Donovan, as Trustee of the various Shoen Irrevocable Trusts, each dated as of November 2, 1998 fbo Rose S. Shoen, Sarah K. Shoen, Ann M. Shoen, Mary C. Shoen and James P. Shoen II, respectively, Blackwater Investments, Inc., Adagio Trust Co., as Trustee under that “C” Irrevocable Trust dated December 20, 1982 (Mark V. Shoen, Grantor),   Adagio Trust Co., as Trustee under that “C” Irrevocable Trust dated December 20, 1982 (James P. Shoen, Grantor),   and Adagio Trust Co., as Trustee under that “C” Irrevocable Trust dated December 20, 1982 (Edward J. Shoen, Grantor).

WHEREAS, effective as of January 1, 2009, Adagio Trust Co. has been acquired by Dunham Trust Company and, accordingly, the trusteeships of the three “C” Irrevocable Trusts identified above have changed from Adagio Trust Co. to Dunham Trust Company, such change to be effective as of January 1, 2009.

NOW, THEREFORE, Dunham Trust Co. hereby executes this Counterpart Signature Page to Stockholders’ Agreement dated June 30, 2006, to evidence that Dunham Trust Co. is now a party to the Agreement, in the capacity as Trustee of the three “C” Irrevocable Trusts referenced above.  This Counterpart Signature Page shall be attached to, and maintained with, the Agreement.

IN WITNESS WHEREOF, the undersigned executes this Counterpart Signature Page effective as of January 1, 2009.

Dunham Trust Company, as Trustee of that
“C” Irrevocable Trust dated
December 20, 1982 (Mark V. Shoen, Grantor)

By: /s/ David Holmes
        David Holmes

Dunham Trust Company, as Trustee of that
 “C” Irrevocable Trust dated
December 20, 1982 (James P. Shoen, Grantor)

By: /s/ David Holmes
        David Holmes

Dunham Trust Company, as Trustee of that
 “C” Irrevocable Trust dated
December 20, 1982 (Edward J. Shoen, Grantor)

By: /s/ David Holmes
        David Holmes